UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EMC Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 1, 2012.

Meeting Information
EMC CORPORATION	Meeting Type: Annual Meeting
For holders as of: March 1, 2012
Date: May 1, 2012 Time: 10:00 a.m., E.D.T.
EMC CORPORATION 176 SOUTH STREET HOPKINTON, MA 01748	Location: EMC Corporation 176 South Street Hopkinton, Massachusetts 01748

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K LETTER TO SHAREHOLDERS

  How to View Online:

  Have the information that is printed in the box marked by the arrow (located on the following page)

  and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

  *    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 17, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors of EMC Corporation unanimously recommends a vote “FOR” all the nominees listed below and “FOR” items 2 and 3.

1. Election of the ten nominees listed below to the Board of Directors.

1a. Michael W. Brown

1b. Randolph L. Cowen

1c. Gail Deegan

1d. James S. DiStasio

1e. John R. Egan

1f. Edmund F. Kelly

1g. Windle B. Priem

1h. Paul Sagan

1i. David N. Strohm

1j. Joseph M. Tucci

2. Ratification of the selection by the Audit Committee of PricewaterhouseCoopers LLP as EMC’s independent auditors for the fiscal year ending December 31, 2012, as described in EMC’s Proxy Statement.

3. Advisory approval of our executive compensation, as described in EMC’s Proxy Statement.